SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 28, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of March 1, 2003, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC2)

           Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-102489 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                              None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates Series 2003-BC2 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-102489) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,546,944,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A-IO, Class M1, Class M2, Class M3, Class M4-A, Class M4-F and Class B Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2003-BC2 on March 28, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 20, 2003, as supplemented by the Prospectus Supplement dated March 27, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and LaSalle Bank National Association, as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A-IO, Class M1, Class M2, Class M3, Class M4-A, Class M4-F, Class B, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,557,065,133.74 as of March 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated March 27, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of March 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Securitization Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Holdings Inc. and Lehman Brothers Bank, FSB, as Sellers, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.4

Subservicing Agreement, dated as of March 1, 2003, among Lehman Brothers Holdings Inc. and Lehman Brothers Bank, FSB, as Sellers, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5

Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Bank, FSB and Lehman Brothers Holdings Inc., as Sellers, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.6

Securitization Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Fairbanks Capital Corp., as Servicer.

99.7

Securitization Servicing Agreement, dated as of March 1, 2003, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc, as Master Servicer, and Wilshire Credit Corporation, as Servicer.

99.8

Mortgage Guaranty Insurance Corporation (“MGIC”), Master Policy (No. 12-670-4-3041), including (i) the Master Policy Declaration Page (form #71-70035); (ii) the Terms and Conditions (form #71-7135); (iii) Endorsements #71-70192 (8/01) and #71-70201 (10/01) and (iv) the MGIC Commitment Certificate (form #71-7066) covering certain first lien Mortgage Loans with original Loan-to-Value Ratios in excess of 80%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:       /s/Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: March 28, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement, dated March 27, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of March 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank Minnesota, National Association, as Securities Administrator, and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2003, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Securitization Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Holdings Inc. and Lehman Brothers Bank, FSB, as Sellers, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.4

Subservicing Agreement, dated as of March 1, 2003, among Lehman Brothers Holdings Inc. and Lehman Brothers Bank, FSB, as Sellers, and Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5

Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Bank, FSB and Lehman Brothers Holdings Inc., as Sellers, and Aurora Loan Services Inc. in the dual capacities of Master Servicer and Servicer.

99.6

Securitization Servicing Agreement, dated as of March 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Fairbanks Capital Corp., as Servicer.

99.7

Securitization Servicing Agreement, dated as of March 1, 2003, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc, as Master Servicer, and Wilshire Credit Corporation, as Servicer.

99.8

Mortgage Guaranty Insurance Corporation (“MGIC”), Master Policy (No. 12-670-4-3041), including (i) the Master Policy Declaration Page (form #71-70035); (ii) the Terms and Conditions (form #71-7135); (iii) Endorsements #71-70192 (8/01) and #71-70201 (10/01) and (iv) the MGIC Commitment Certificate (form #71-7066) covering certain first lien Mortgage Loans with original loan-to-value notions in excess of 80%.